UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, Acacia Research Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ACTG2023. As of March 20, 2023, the record date for the Annual Meeting, there were 58,560,031 shares of the Company’s common stock (the “Common Stock”), issued, outstanding and entitled to vote, and 350,000 shares of the Company’s Series A Convertible Preferred Stock (“Preferred Shares”) issued, outstanding and entitled to 9,589,042 votes.

At the Annual Meeting, 47,369,240 shares of the Common Stock and 350,000 Preferred Shares were present virtually or represented by proxy, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are brief descriptions of the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by Broadridge Financial Solutions Inspector of Election Services, the inspector of election for the Annual Meeting. These proposals are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 17, 2023.

Proposal No. 1: To elect six directors to serve on the Company’s Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Directors	For	Against	Abstain	Broker Non-Votes
Gavin Molinelli	46,483,100	790,095	12,825	9,322,262
Isaac T. Kohlberg	45,582,007	1,694,410	9,603	9,322,262
Maureen O’Connell	46,042,948	1,233,470	9,602	9,322,262
Geoff Ribar	46,018,331	1,254,864	12,825	9,322,262
Jonathan Sagal	46,179,591	1,096,676	9,753	9,322,262
Katharine Wolanyk	43,429,688	3,843,646	12,686	9,322,262

Proposal No. 2: To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
56,439,305	158,846	10,131

Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,156,929	1,293,860	835,231	9,322,262

Proposal No. 4: To approve, on a non-binding, advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
44,147,236	17,395	2,194,380	927,009	9,322,262

Proposal No. 5: To approve the vote to amend the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to remove the Maximum Percentage limitation, as defined in the Certificate of Designation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,582,135	626,642	77,243	9,322,262
No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel